Exhibit 99.2
     This PURCHASE AGREEMENT dated as of July 14, 2009, between CHRYSLER FINANCIAL SERVICES AMERICAS LLC, a Michigan limited liability company (the “Seller”), and CHRYSLER RESIDUAL HOLDCO LLC, a Delaware limited liability company (the “Company”).
W I T N E S S E T H:
     WHEREAS the Seller and Chrysler Financial Retail Receivables LLC (“CFRR”) have entered into a Third Amended and Restated Trust Agreement dated as of July 14, 2009, among the Seller, CFRR and BNY Mellon Trust of Delaware, as owner trustee (as amended and supplemented from time to time, the “Trust Agreement”), pursuant to which the Seller has agreed to assume certain obligations with respect to Chrysler Financial Auto Securitization Trust 2009-A, a Delaware statutory trust (the “Issuer”);
     WHEREAS the Issuer has entered into an Indenture dated as of July 14, 2009 with Wells Fargo Bank, National Association, as indenture trustee (as amended and supplemented from time to time, the “Indenture”), pursuant to which the Issuer has issued, among other notes, the Class B Notes (the “Purchased Notes”); and
     WHEREAS the Company has agreed to acquire all of the Certificates, which represent the beneficial ownership in the Issuer, and all of the Purchased Notes issued by the Issuer on the date hereof;
     NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows.
ARTICLE I
Definitions
     Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement dated as of July 14, 2009 (the “Sale and Servicing Agreement”), among the Issuer, Chrysler Financial Services Americas LLC, as seller and as servicer, and Wells Fargo Bank, National Association, as backup servicer, or, if not defined therein, in the Trust Agreement.
ARTICLE II
Conveyance of Purchased Notes and Certificates
     Section 2.01. Conveyance of Certificates. (i) The Seller shall cause all of the Certificates to be issued to the Company and the Company agrees to acquire all of the Certificates from the Seller and (ii) the Seller shall cause the Certificates to be issued to the order of the Company.

     Section 2.02. Conveyance of Purchased Notes. In consideration of the Company’s delivery to or upon the order of the Seller of approximately $207,126,104, (a) the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Company, without recourse (subject to the obligations herein), all of the Seller’s right, title and interest in and to the Purchased Notes and (b) the Seller shall cause the Purchased Notes to be issued to the order of the Company; provided, that to the extent Company does not pay such consideration in cash to Seller, such transfer shall be deemed an additional capital contribution by Seller to Company in respect of Seller’s member interest in Company and reflected in Company’s books and records as an additional capital contribution.
     Section 2.03. Intent of the Parties. The Seller and the Company intend that the sale and contribution hereunder be treated as an absolute transfer and conveyance of the Certificates and the Purchased Notes by the Seller to the Company for all purposes. Each of the Seller and the Company shall record on its books and records the transaction as a sale and contribution of the Certificates and the Purchased Notes by the Seller to the Company. In the event that, contrary to the mutual intent of the Seller and the Company, the sale and contribution hereunder is not characterized as a sale or absolute transfer, the Seller shall be deemed to have granted (and the Seller hereby does grant) to the Company a first priority security interest in and to any and all of its interest in the Certificates and Purchase Notes.
ARTICLE III
Representations and Warranties
     Section 3.01. Representations and Warranties of the Company. The Company hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date:
     (a) Organization and Good Standing. The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own, hold and convey the Purchased Notes and the Certificates.
     (b) Due Qualification. The Company is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.
     (c) Power and Authority. The Company has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Company by all necessary action.
     (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the

Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Basic Documents); nor violate any law or, to the best of the Company’s knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.
     (e) No Proceedings. There are no proceedings or investigations pending or, to the Company’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.
     (f) No Consents. The Company is not required to obtain any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.
     Section 3.02. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Company as of the date hereof and as of the Closing Date and any transfer date:
     (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Michigan, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to convey and assign the Purchased Notes and the Certificates.
     (b) Due Qualification. The Seller is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.
     (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has duly authorized the sale and assignment of the Purchased Notes and the Certificates to the Company by all necessary action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary action.
     (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or operating agreement of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Basic Documents); nor violate any law or, to the best of the Seller’s knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.
     (e) No Proceedings. To the Seller’s best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.
     (f) No Consents. The Seller is not required to obtain any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.
ARTICLE IV
Conditions
     Section 4.01. Conditions to Obligation of the Company. The obligation of the Company to purchase the Purchased Notes and the Certificates is subject to the satisfaction of the following conditions:
     (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct as of the date of execution of this Agreement and as of the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.
     (b) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement to be consummated as of the Closing Date shall be consummated as of such date.
     Section 4.02. Conditions to Obligation of the Seller. The obligation of the Seller to sell and contribute to the Company and cause the Purchased Notes and the Certificates to be issued to the Company is subject to the satisfaction of the following conditions:
     (a) Representations and Warranties True. The representations and warranties of the Company hereunder shall be true and correct as of the date of execution of this Agreement and as of the Closing Date with the same effect as if then made, and the Company shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.
     (b) Company Agreement. The Seller and Company shall have executed and delivered an amendment to Company’s limited liability agreement reflecting the deemed capital contribution by Seller described in Section 2.02.

ARTICLE V
Covenants
     Section 5.01. Legal Existence. (a) During the term of this Agreement and the Trust Agreement, the Company will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement, the Basic Documents and the transactions contemplated hereby and thereby.
     (b) During the term of this Agreement and the Trust Agreement, the Company shall observe the applicable legal requirements for the recognition of the Company as a legal entity separate and apart from its Affiliates, including as follows:
     (i) the Company shall maintain records and books of account separate from those of its Affiliates;
     (ii) except as otherwise provided in this Agreement, the Company shall not commingle its assets and funds with those of its Affiliates;
     (iii) the Company shall hold such appropriate meetings of its members as are necessary to authorize all of the Company’s actions required by law to be authorized by the members thereof, shall keep minutes of such meetings and observe all other customary formalities respecting limited liability companies (and any successor Company that is not a limited liability company shall observe similar procedures in accordance with its governing documents and applicable law);
     (iv) the Company shall at all times hold itself out to the public under the Company’s own name as a legal entity separate and distinct from its Affiliates; and
     (v) all transactions and dealings between the Company and its Affiliates, including this Agreement, will be conducted on an arm’s-length basis.
     Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company. Any Person (a) into which the Company may be merged or consolidated, (b) which may result from any merger or consolidation to which the Company shall be a party or (c) which may succeed to the properties and assets of the Company substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Company under this Agreement and the Trust Agreement, shall be the successor to the Company hereunder and thereunder without the execution or filing of any document or any further act by any of the parties to this Agreement or the Trust Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 shall have been breached, (ii) the Company shall have delivered to the Owner Trustee and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii) and (iii) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.
     Section 5.03. Limitation on Liability of the Company and Others. The Company and any director, officer, employee or agent of a member of the Company may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement or under the Trust Agreement, and that in its opinion may involve it in any expense or liability.
     Section 5.04. The Company May Own Notes. The Company may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Company, except as expressly provided herein or in any Basic Document.
     Section 5.05. Covenants of the Seller. (a) The Seller hereby agrees to provide to the Company copies of each notice and certificate the Seller receives pursuant to the Sale and Servicing Agreement insofar as such notice or certificate relates to the Purchased Notes and the Certificates (including each Servicer’s Certificate delivered for each Payment Date pursuant thereto).
     (b) The Seller hereby agrees that it will not, without the prior written consent of the Company, enter into any amendment to the Sale and Servicing Agreement or the Trust Agreement.
     (c) The Seller shall not, prior to the date which is one year and one day after the termination of the Sale and Servicing Agreement, acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Company.
     Section 5.06. Sale of Purchased Notes and Certificates by the Company. Subject to the restrictions set forth in the Trust Agreement and the Indenture, as applicable, on or after the Closing Date, the Company may sell, transfer and assign the Purchased Notes and the Certificates.
ARTICLE VI
Miscellaneous
     Section 6.01. Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Company, with the consent of the Indenture Trustee, but without the consent of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Seller or the Company; provided, however, that such amendment will not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Seller and the Company with the consent of the Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the Certificateholders of Certificates evidencing not less than a majority of all the Percentage Interests (as defined in the Trust Agreement) evidenced by the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Seller or the Company; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Percentage Interests evidenced by the Certificates required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Certificateholders of all the outstanding Certificates.
     Promptly after the execution of any such amendment or consent, the Seller shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies.
     Section 6.02. Waivers. No failure or delay on the part of the Company in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.
     Section 6.03. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to Chrysler Financial Services Americas LLC, 27777 Inkster Road, Farmington Hills, Michigan 48334, Attention: Securitization Operations — CFAST, (fax: (248) 427-4267), with a copy to Chrysler Financial Services Americas LLC, 27777 Inkster Road, Farmington Hills, Michigan 48334, Attention of Assistant General Counsel — Securitization, (fax: (248) 427-2550) and (b) in the case of the Company, to Chrysler Residual Holdco LLC, 27777 Inkster Road, Farmington Hills, Michigan 48334, Attention of Assistant Secretary ((248) 427-2620); or as to each of the foregoing, at such other address as shall be designated by written notice to the other party.
     Section 6.04. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Company, the Servicer, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 6.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     Section 6.06. Representations of the Seller and the Company. The respective agreements, representations, warranties and other statements by the Seller and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the execution of this Agreement.
     Section 6.07. Headings. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.
     Section 6.08. GOVERNING LAW. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).
     Section 6.09. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.
* * * * * * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

CHRYSLER FINANCIAL SERVICES AMERICAS LLC

By: Name:	/s/ L.F. Guindi L.F. Guindi
Title:	Vice President and Treasurer

CHRYSLER RESIDUAL HOLDCO LLC
By: Chrysler Financial Services
Americas LLC, as sole member

By: Name:	/s/ L.F. Guindi L.F. Guindi
Title:	Vice President and Treasurer
CFAST 2009-A — Purchase Agreement